Exhibit 99.1
News Release

Contact: Scott W. Holmes, Senior Vice President and Chief Financial Officer, (615) 269-8175
HEALTHCARE REALTY TRUST ANNOUNCES THIRD QUARTER RESULTS
     NASHVILLE, Tennessee November 5, 2007 — Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the third quarter that ended September 30, 2007. Revenues for the third quarter totaled $53.5 million, compared with the prior year’s $54.3 million. Net income for the third quarter was $5.5 million, or $0.12 per diluted common share, versus $8.1 million, or $0.17 per diluted common share, for the third quarter of 2006, which was prior to the sale of the Company’s senior living portfolio. Net income for the third quarter of 2007 included a gain of $3.6 million related to the disposition of two senior living properties and a non-cash impairment charge totaling $4.1 million related to the sale of a facility.
     Funds from operations (“FFO”), calculated according to the definition of the National Association of Real Estate Investment Trusts (“NAREIT”) and comprised primarily of net income and depreciation from real estate, but not adjusted for certain non-cash income and expense items, totaled $14.6 million compared with $23.8 million for the same period in 2006. FFO per diluted common share totaled $0.31 for the third quarter of 2007 compared with $0.50 for the third quarter of 2006, which was prior to the sale of the Company’s senior living portfolio. Before the $4.1 million non-cash impairment charge, FFO per diluted common share for the three months ended September 30, 2007 would have been $0.39. Funds available for distribution (“FAD”) for the third quarter of 2007 was $0.42 per diluted common share.
     Revenues for the nine months ended September 30, 2007 totaled $158.3 million compared with the prior year’s $159.4 million. Net income for the nine-month period was $55.5 million, or $1.17 per diluted common share, versus $32.1 million, or $0.68 per diluted common share, for the first nine months of 2006. Net income for the nine-month period of 2007 included a gain of $41.5 million largely related to the disposition of 53 senior living properties and related expenses. FFO totaled $53.7 million for the nine months ended September 30, 2007, compared with $76.3 million for the same period in 2006. FFO, per diluted common share, for the first nine months of 2007 was $1.13, versus $1.61 for the same period in 2006.
     Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. The Company had investments of approximately $1.7 billion in 177 real estate properties and mortgages as of September 30, 2007, excluding assets classified as held for sale and including investments in three unconsolidated limited liability companies. The Company’s 172 owned real estate properties, excluding assets classified as held for sale, are comprised of six facility types, located in 24 states, totaling approximately 10.6 million square feet. The Company provides property management services to approximately 7.1 million square feet nationwide.
The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where information is posted regarding this quarter’s operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-Q filed with the SEC by Healthcare Realty Trust for the quarter ended September 30, 2007 and in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2006. Forward-looking statements represent the Company’s judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Income (1)
(Dollars in thousands, except per share data)
(Unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006

REVENUES
Master lease rent	$15,298	$15,137	$46,293	$42,796
Property operating	32,356	30,934	95,488	92,750
Straight-line rent	639	541	734	2,319
Mortgage interest	353	1,402	1,057	4,738
Other operating	4,853	6,274	14,743	16,837

	53,499	54,288	158,315	159,440
EXPENSES
General and administrative	4,335	4,234	15,730	12,994
Property operating	19,271	17,040	55,106	51,633
Other operating	0	0	0	171
Impairments	0	2,311	0	2,311
Bad debt	53	184	136	856
Interest	12,611	13,886	38,383	39,203
Depreciation	11,400	10,273	33,243	30,351
Amortization	1,007	2,464	3,626	8,024

	48,677	50,392	146,224	145,543

INCOME FROM CONTINUING OPERATIONS	4,822	3,896	12,091	13,897

DISCONTINUED OPERATIONS
Income from discontinued operations	1,134	5,740	8,773	16,465
Impairments (2)	(4,057)	(1,573)	(6,849)	(1,573)
Gain on sales of real estate properties, net	3,587	0	41,459	3,275

INCOME FROM DISCONTINUED OPERATIONS	664	4,167	43,383	18,167

NET INCOME	$5,486	$8,063	$55,474	$32,064

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations per common share	$0.10	$0.08	$0.26	$0.30

Discontinued operations per common share	$0.02	$0.09	$0.93	$0.39

Net income per common share	$0.12	$0.17	$1.19	$0.69

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations per common share	$0.10	$0.08	$0.25	$0.29

Discontinued operations per common share	$0.02	$0.09	$0.92	$0.39

Net income per common share	$0.12	$0.17	$1.17	$0.68

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	46,683,619	46,545,285	46,680,455	46,522,939

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	47,601,330	47,491,385	47,596,154	47,473,738

(1)	The Condensed Consolidated Statements of Income do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2)	The impairment charge for the three months ended September 30, 2007 related to one property sold during the quarter and the impairment charges for the nine months ended September 30, 2007 related to the property sold during the third quarter and four other real estate assets classified as held for sale during the first quarter of 2007.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Cash Flows
(Dollars in thousands)
(Unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006

Cash flows from operating activities:
Net income	$5,486	$8,063	$55,474	$32,064
Non-cash items:
Depreciation and amortization - real estate	12,348	15,726	38,619	47,474
Depreciation and amortization - other	548	284	1,673	368
Provision for bad debt	33	184	115	1,251
Impairments	4,057	3,884	6,849	3,884
Increase in straight-line rent receivable	(640)	(478)	(735)	(1,643)
Increase in straight-line rent liability	174	0	1,269	0
Equity (income) loss from unconsolidated LLCs	(193)	86	59	160
Consolidated (income) loss from variable interest entities	282	(36)	676	824
Stock-based compensation	1,015	942	3,681	3,059
Provision for deferred post-retirement benefits	506	528	1,544	1,585
Other non-cash items	30	(133)	108	(3)

Total non-cash items	18,160	20,987	53,858	56,959

Other items:
Increase (decrease) in accounts payable and accrued liabilities	3,531	11,793	(3,287)	6,846
Increase (decrease) in other liabilities	(2,505)	(2,976)	1,099	(2,056)
(Increase) decrease in other assets	478	2,812	(1,732)	1,183
Gain on sales of real estate, net	(3,588)	0	(41,459)	(3,275)

Total other items	(2,084)	11,629	(45,379)	2,698

Net cash provided by operating activities	21,562	40,679	63,953	91,721

Cash flows from investing activities:
Acquisition and development of real estate properties	(68,845)	(27,163)	(106,808)	(107,542)
Funding of mortgages and notes receivable	51	(908)	(4,020)	(21,479)
Investments in unconsolidated LLCs	0	(441)	0	(10,314)
Distributions from unconsolidated LLCs	603	302	1,127	726
Proceeds from sales of real estate	15,642	3,876	297,341	33,020
Proceeds from mortgages and notes receivable repayments	26	28,623	65,545	68,980

Net cash provided by (used in) investing activities	(52,523)	4,289	253,185	(36,609)

Cash flows from financing activities:
Borrowings on notes and bonds payable	99,001	63,000	403,840	310,000
Repayments on notes and bonds payable	(102,895)	(76,834)	(468,556)	(262,196)
Dividends paid	(18,458)	(31,564)	(308,780)	(94,656)
Proceeds from issuance of common stock	68,791	98	70,558	391
Interest rate swap termination	0	0	0	(10,127)
Common stock redemption	0	0	(30)	(481)
Debt issuance costs	0	0	0	(1,333)

Net cash provided by (used in) financing activities	46,439	(45,300)	(302,968)	(58,402)

Increase (decrease) in cash and cash equivalents	15,478	(332)	14,170	(3,290)
Cash and cash equivalents, beginning of period	642	4,079	1,950	7,037

Cash and cash equivalents, end of period	$16,120	$3,747	$16,120	$3,747

RECONCILIATION OF FUNDS FROM OPERATIONS (1):
(Dollars in thousands, except per share data)
(Unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006

Net Income	$5,486	$8,063	$55,474	$32,064

Gain on sales of real estate properties, net	(3,587)	0	(41,459)	(3,275)
Real estate depreciation and amortization	12,664	15,726	39,734	47,474

Total adjustments	9,077	15,726	(1,725)	44,199

Funds From Operations — Basic and Diluted	$14,563	$23,789	$53,749	$76,263

Funds From Operations Per Common Share — Basic	$0.31	$0.51	$1.15	$1.64

Funds From Operations Per Common Share — Diluted	$0.31	$0.50	$1.13	$1.61

Weighted Average Common Shares Outstanding — Basic	46,683,619	46,545,285	46,680,455	46,522,939

Weighted Average Common Shares Outstanding — Diluted	47,601,330	47,491,385	47,596,154	47,473,738

RECONCILIATION OF FUNDS AVAILABLE FOR DISTRIBUTION (1):
(Dollars in thousands, except per share data)
(Unaudited)

For the Three
Months Ended
September 30, 2007
Net Income	$5,486
Less: Gain on sales of real estate, net	(3,587)
Plus: Total non-cash items included in cash flows from operating activities (2)	18,160

Funds Available For Distribution	$20,059

Funds Available For Distribution Per Common Share — Diluted	$0.42

Weighted Average Common Shares Outstanding — Diluted	47,601,330

(1)	Funds From Operations (“FFO”) and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

(2)	See Condensed Consolidated Statements of Cash Flows.

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